Exhibit 10.1

FORWARD PURCHASE AGREEMENT CONFIRMATION SEVENTH AMENDMENT

THIS FORWARD PURCHASE AGREEMENT CONFIRMATION SEVENTH AMENDMENT, dated as of December 31, 2024 (this “Amendment”), is entered into by and among (i) Meteora Capital Partners, LP (“MCP”) (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSTO and MSC collectively as “Seller”) and (v) NKGen Biotech, Inc., a Delaware corporation (“NKGN” and formerly known as Graf Acquisition Corp. IV, a Delaware corporation).

Reference is hereby made to the OTC Equity Prepaid Forward Transaction, dated as of September 22, 2023 (the “Confirmation”), the Forward Purchase Agreement Confirmation Amendment, dated as of December 26, 2023, Forward Purchase Agreement Confirmation Second Amendment, dated as of January 2, 2024, and Forward Purchase Agreement Confirmation Third Amendment, dated as of January 11, 2024, Forward Purchase Fourth Amendment, dated as of February 21, 2024, Forward Purchase Agreement Confirmation Fifth Amendment, dated as of July 12, 2024, and Forward Purchase Agreement Confirmation Sixth Amendment, dated as of September 5, 2024 (as amended from time to time, collectively the “Prior Amendments”), by and among Seller, NKGN and NKGen Operating Biotech, Inc. (“Target” and formerly known as NKGen Biotech, Inc., a Delaware corporation and now a wholly-owned subsidiary of NKGN). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Confirmation.

On September 29, 2023, NKGN and Target completed the Business Combination, and accordingly, the Seller delivered a Pricing Date Notice to commence the Transaction.

1. Amendment: The parties hereto agree to amend the Confirmation as follows:

a. The Section titled “Valuation Date” shall be deleted in its entirety and replaced with the following:

Valuation Date:	The earlier to occur of (a) December 31, 2025 and (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event.

2. Non-Reliance. Seller acknowledges and agrees that NKGN is in possession of non-public information about NKGN and its securities that has not been provided to Seller and that may or may not be material or superior to information available to Seller, and that Seller, in entering into this Amendment, has not relied and is not relying on any representations, warranties or other statements whatsoever, whether written or oral (from or by NKGN or any Person acting on their behalf) other than those expressly set out in this Amendment (or other related documents referred to herein) and that it will not have any right or remedy rising out of any representation, warranty or other statement not expressly set out in this Amendment or the Confirmation. Seller hereby waives any claim, or potential claim, it has or may have against NKGN and its officers and directors relating to NKGN’s possession of material non- public information.

3. No Other Amendments. All other terms and conditions of the Confirmation and Prior Amendments shall remain in full force and effect and the Confirmation shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

5. Ratification. The terms and provisions set forth in this Amendment modify and supersede all inconsistent terms and provisions set forth in the Confirmation and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Confirmation are ratified and confirmed and continue in full force and effect. All parties hereby agree that the Confirmation and Prior Amendments, as amended by this Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their terms.

6. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

[signatures page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

METEORA STRATEGIC CAPITAL, LLC
METEORA SELECT TRADING OPPORTUNITIES MASTER, LP; AND METEORA CAPITAL PARTNERS, LP

By:	/s/ Vik Mittal
Name:
Title:

NKGEN BIOTECH, INC.

By:	/s/ Paul Song
Name:	Paul Song
Title:	Chief Executive Officer